UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 14, 2015

Heatwurx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-184948	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18001 S. Figueroa, Unit G, Gardena, CA	90248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 817-9879

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On September 14, 2015, the Board of Directors of the Company appointed John McGrain, age 70, as Interim Chief Executive Officer and Interim Chief Financial Officer of the Company.

The Company has agreed to pay Mr. McGrain total compensation of $1 annually. There will be no other upfront compensation in the form of options or warrants awarded to Mr. McGrain.

While Mr. McGrain currently sits on the Board of Directors of the Company, there are no arrangements or understandings between Mr. McGrain and any other persons pursuant to which he was selected as an officer.  There are no family relationships between Mr. McGrain and any director or executive officer. In addition, Mr. McGrain is a member of the JMW Fund, LLC; the San Gabriel Fund, LLC; the Richland Fund, LLC; and the Arroyo Fund, LLC; all of which are significant equity and debt holders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heatwurx, Inc.

Date: September 14, 2015	By /s/ John McGrain
John McGrain, Director

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